UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) Of The

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 28, 2011

ELECTRONIC ARTS INC.

(Exact Name of EA as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(EA’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of EA under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Electronic Arts Inc., held on July 28, 2011, our stockholders voted on the following proposals and cast their votes as described below.

1.	Election of Directors. The individuals listed below were elected to serve a one-year term on the Board of Directors:

	For	Against	Abstain	Broker Non-vote
Leonard S. Coleman	252,513,424	21,476,262	65,400	21,308,928
Jeffrey T. Huber	251,980,174	22,010,029	64,883	21,308,928
Geraldine B. Laybourne	262,703,098	11,286,283	65,705	21,308,928
Gregory B. Maffei	180,721,935	93,216,747	116,404	21,308,928
Vivek Paul	271,674,155	2,320,952	59,979	21,308,928
Lawrence F. Probst III	269,829,925	4,169,262	55,899	21,308,928
John S. Riccitiello	271,605,467	2,385,390	64,229	21,308,928
Richard A. Simonson	257,058,628	16,930,350	66,108	21,308,928
Linda J. Srere	269,370,872	4,617,770	66,444	21,308,928
Luis A. Ubiñas	272,054,310	1,932,649	68,127	21,308,928

In addition, the following matters were voted on, received the number of votes indicated in the tables below, and approved by our stockholders:

2.	Amendment to our 2000 Equity Incentive Plan (the “Equity Plan”) to increase the number of shares authorized for issuance under the Equity Plan by 10,000,000 shares. The full text of the Equity Plan, as amended, and related documents are being filed as Exhibit 10.1 to this Form 8-K.

For	Against	Abstain	Broker Non-vote
224,743,240	49,179,749	133,097	21,308,928

3.	Amendment to our 2000 Employee Stock Purchase Plan (“ESPP”) to increase the number of shares authorized under the ESPP by 3,500,000 shares. The full text of the ESPP, as amended, is being filed as Exhibit 10.2 to this Form 8-K.

For	Against	Abstain	Broker Non-vote
269,669,036	4,319,815	66,235	21,308,928

4.	Advisory vote regarding the compensation of the Named Executive Officers.

For	Against	Abstain	Broker Non-vote
239,765,567	21,485,736	12,803,783	21,308,928

5.	Advisory vote regarding the frequency of holding future advisory votes on the compensation of Named Executive Officers.

1 Year	2 Year	3 Year	Abstain	Broker Non-Vote
255,658,567	235,851	17,828,267	332,401	21,308,928

6.	Ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2012.

For	Against	Abstain
294,198,854	1,054,895	110,265

For more information about these proposals, please see our proxy statement dated June 10, 2011.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	2000 Equity Incentive Plan, as amended, and related documents

10.2	2000 Employee Stock Purchase Plan, as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, EA has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: July 29, 2011	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	2000 Equity Incentive Plan, as amended, and related documents

10.2	2000 Employee Stock Purchase Plan, as amended